UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2007 (November 13, 2007)

HEALTHCARE REALTY TRUST INCORPORATED

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

\3310 West End Ave. Suite 700 Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 269-8175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Users of the data included in this current report on Form 8-K are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in these documents formatted in Extensible Business Reporting Language (“XBRL”) is unaudited and unreviewed and is not the official publicly filed financial statements of Healthcare Realty Trust Incorporated (the “Company”). The purpose of submitting these XBRL formatted documents is solely to test the related format and technology. As a result, investors should rely on the financial information included in the Company’s quarterly report on Form 10-Q filed on November 5, 2007 and should not rely on the information included in this current report in making investment decisions.

Exhibit 100 to this Current Report on Form 8-K contains documents formatted in XBRL with information from the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, filed with the Securities and Exchange Commission on November 5, 2007. The information formatted in XBRL includes (i) the Condensed Consolidated Statements of Income for the three months and nine months ended September 30, 2007 and 2006, (ii) the Condensed Consolidated Balance Sheets at September 30, 2007 and December 31, 2006, and (iii) the Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2007 and 2006.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description
100	The following financial statements from Healthcare Realty Trust Incorporated’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, filed on November 5, 2007, formatted in Extensible Business Reporting Language: (i) the Condensed Consolidated Statements of Income for the three months and nine months ended September 30, 2007 and 2006, (ii) the Condensed Consolidated Balance Sheets at September 30, 2007 and December 31, 2006, and (iii) the Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2007 and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED

By	/s/ Scott W. Holmes
Scott W. Holmes
Senior Vice President and Chief Financial Officer

Date: November 13, 2007